The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $1386
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $3,018
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $21
Janus High-Yield Fund $2470
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $171
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

C-Class
Janus Balanced Fund $685
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $1,552
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $1539
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $61
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
Janus Balanced Fund $278
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $2,987
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $3
Janus High-Yield Fund $499
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $86
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

J-Class
Janus Balanced Fund $87,861
Janus Contrarian Fund $18,634
Janus Enterprise Fund $0
Janus Flexible Bond Fund $39,850
Janus Fund $96,855
Janus Global Life Sciences Fund $2,217
Janus Global Opportunities Fund $1,167
Janus Global Research Fund $1,526
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $37,774
Janus High-Yield Fund $71629
Janus Money Market Fund
Janus Orion Fund $24,663
Janus Overseas Fund $38008
Janus Research Core Fund $8,146
Janus Research Fund $20,900
Janus Risk-Managed Core Fund $6,725
Janus Short-Term Bond Fund $20,188
Janus Smart Portfolio-Conservative $2,871
Janus Smart Portfolio-Growth $3,455
Janus Smart Portfolio-Moderate $3,453
Janus Triton Fund $0
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund $40,661
Perkins Mid Cap Value Fund $84359
Perkins Small Cap Value Fund $9,037

L-Class
Perkins Mid Cap Value Fund $5821
Perkins Small Cap Value Fund $12,556

R-Class
Janus Balanced Fund $152
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $33
Janus Fund $0
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $28
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

S-Class
Janus Balanced Fund $1946
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $877
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $49
Janus High-Yield Fund $161
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $22
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

C-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

J-Class
Janus Balanced Fund $106,482
Janus Contrarian Fund $127,435
Janus Enterprise Fund $0
Janus Flexible Bond Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $5,568
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $207,095
Janus Research Core Fund
Janus Research Fund $0
Janus Risk-Managed Core Fund $18,689
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund
Perkins Mid Cap Value Fund $246,288
Perkins Small Cap Value Fund $38,596

L-Class
Perkins Mid Cap Value Fund $13,958
Perkins Small Cap Value Fund $53,622

R-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund$0
Janus Fund $0
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

S-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $.1050
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.1429
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $.0287
Janus High-Yield Fund $.2710
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund$.0414
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

C-Class
Janus Balanced Fund $.0702
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.1179
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $.2515
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund$.0490
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
Janus Balanced Fund $.1195
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.1522
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $.0431
Janus High-Yield Fund $.2786
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund$.0326
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

J-Class
Janus Balanced Fund $.3943
Janus Contrarian Fund $.0532
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.4331
Janus Fund $.2676
Janus Global Life Sciences Fund $.0631
Janus Global Opportunities Fund $.1287
Janus Global Research Fund $.0857
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $.2669
Janus High-Yield Fund $.9349
Janus Money Market Fund
Janus Orion Fund $.0671
Janus Overseas Fund $.2233
Janus Research Core Fund $.2458
Janus Research Fund $.1565
Janus Risk-Managed Core Fund $.2899
Janus Short-Term Bond Fund$.1028
Janus Smart Portfolio-Conservative $.3350
Janus Smart Portfolio-Growth $.2076
Janus Smart Portfolio-Moderate $.2856
Janus Triton Fund $0
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund $.6470
Perkins Mid Cap Value Fund $.2545
Perkins Small Cap Value Fund $.3589

L-Class
Perkins Mid Cap Value Fund $.3251
Perkins Small Cap Value Fund $.4431

R-Class
Janus Balanced Fund $.0849
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.1270
Janus Fund $0
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $.0050
Janus High-Yield Fund $.2590
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

S-Class
Janus Balanced Fund $.0935
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $.1354
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $.0193
Janus High-Yield Fund $.2653
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $.0287
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

C-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

J-Class
Janus Balanced Fund $.9327
Janus Contrarian Fund $.3679
Janus Enterprise Fund $0
Janus Flexible Bond Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $.6168
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $1.3340
Janus Research Core Fund $.5535
Janus Research Fund $.0042
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $.0042
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund
Perkins Mid Cap Value Fund $.7870
Perkins Small Cap Value Fund $1.6190

L-Class
Perkins Mid Cap Value Fund $.7870
Perkins Small Cap Value Fund  $1.6190

R-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $0
Janus Fund $0
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Risk-Managed Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

S-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Flexible Bond Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Risk-Managed Core Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Janus Triton Fund $0
Janus Worldwide Fund
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $13,443
Janus Contrarian Fund $5,836
Janus Enterprise Fund $1,759
Janus Flexible Bond Fund $22,191
Janus Fund $177
Janus Global Life Sciences Fund $3
Janus Global Opportunities Fund $1
Janus Global Research Fund $7
Janus Global Technology Fund $18
Janus Government Money Market Fund
Janus Growth and Income Fund $724
Janus High-Yield Fund $10,254
Janus Money Market Fund
Janus Orion Fund $2,642
Janus Overseas Fund $11,972
Janus Research Core Fund $340
Janus Research Fund $4
Janus Risk-Managed Core Fund $1,232
Janus Short-Term Bond Fund $14,248
Janus Smart Portfolio-Conservative $21
Janus Smart Portfolio-Growth $14
Janus Smart Portfolio-Moderate $106
Janus Triton Fund $1,173
Janus Worldwide Fund $82,377
Perkins Mid Cap Value Fund $41,904
Perkins Small Cap Value Fund $1,028

C-Class
Janus Balanced Fund $10,601
Janus Contrarian Fund $5,495
Janus Enterprise Fund $512
Janus Flexible Bond Fund $15,480
Janus Fund $228
Janus Global Life Sciences Fund $1
Janus Global Opportunities Fund $1
Janus Global Research Fund $17
Janus Global Technology Fund $3
Janus Government Money Market Fund
Janus Growth and Income Fund $180
Janus High-Yield Fund $7,450
Janus Money Market Fund
Janus Orion Fund $1,067
Janus Overseas Fund $4,825
Janus Research Core Fund $461
Janus Research Fund $3
Janus Risk-Managed Core Fund $753
Janus Short-Term Bond Fund $7,709
Janus Smart Portfolio-Conservative $23
Janus Smart Portfolio-Growth $11
Janus Smart Portfolio-Moderate $38
Janus Triton Fund $519
Janus Worldwide Fund $30,650
Perkins Mid Cap Value Fund $6,509
Perkins Small Cap Value Fund $319

I-Class
Janus Balanced Fund $4,442
Janus Contrarian Fund $4,936
Janus Enterprise Fund $9,792
Janus Flexible Bond Fund $43,500
Janus Fund $1,079
Janus Global Life Sciences Fund $50
Janus Global Opportunities Fund $51
Janus Global Research Fund $3
Janus Global Technology Fund $77
Janus Government Money Market Fund
Janus Growth and Income Fund $255
Janus High-Yield Fund $2,662
Janus Money Market Fund
Janus Orion Fund $1,009
Janus Overseas Fund $14,026
Janus Research Core Fund $136
Janus Research Fund $303
Janus Risk-Managed Core Fund $4,332
Janus Short-Term Bond Fund $22,813
Janus Smart Portfolio-Conservative $1
Janus Smart Portfolio-Growth $1
Janus Smart Portfolio-Moderate $3
Janus Triton Fund $376
Janus Worldwide Fund $800,396
Perkins Mid Cap Value Fund $67,356
Perkins Small Cap Value Fund $12,131

J-Class
Janus Balanced Fund $146,816
Janus Contrarian Fund $312,618
Janus Enterprise Fund $35,806
Janus Flexible Bond Fund $104,319
Janus Fund $338,269
Janus Global Life Sciences Fund $32,798
Janus Global Opportunities Fund $8,985
Janus Global Research Fund $17,855
Janus Global Technology Fund $56,772
Janus Government Money Market Fund
Janus Growth and Income Fund $136,875
Janus High-Yield Fund $106,423
Janus Money Market Fund
Janus Orion Fund $346,841
Janus Overseas Fund $184,045
Janus Research Core Fund $30,956
Janus Research Fund $128,508
Janus Risk-Managed Core Fund $21,102
Janus Short-Term Bond Fund $395,626
Janus Smart Portfolio-Conservative $10,332
Janus Smart Portfolio-Growth $18,408
Janus Smart Portfolio-Moderate $14,895
Janus Triton Fund $27,187
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund $58,892,358
Perkins Mid Cap Value Fund $392,139
Perkins Small Cap Value Fund $33,849

L-Class
Perkins Mid Cap Value Fund $18,627
Perkins Small Cap Value Fund $35,850

R-Class
Janus Balanced Fund $2,122
Janus Contrarian Fund $218
Janus Enterprise Fund $1,033
Janus Flexible Bond Fund $300
Janus Fund $33
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $68
Janus High-Yield Fund $116
Janus Money Market Fund
Janus Orion Fund $178
Janus Overseas Fund $2,575
Janus Research Core Fund $73
Janus Triton Fund $100
Janus Worldwide Fund $14,229
Perkins Mid Cap Value Fund $3,820
Perkins Small Cap Value Fund $192

S-Class
Janus Balanced Fund $21,457
Janus Contrarian Fund $385
Janus Enterprise Fund $5,144
Janus Flexible Bond Fund $6,771
Janus Fund $3,523
Janus Global Life Sciences Fund $1
Janus Global Opportunities Fund $1
Janus Global Research Fund $1
Janus Global Technology Fund $5
Janus Government Money Market Fund
Janus Growth and Income Fund $2,503
Janus High-Yield Fund $704
Janus Money Market Fund
Janus Orion Fund $1,478
Janus Overseas Fund $35,526
Janus Research Core Fund $1,270
Janus Research Fund $486
Janus Risk-Managed Core Fund $432
Janus Short-Term Bond Fund $1,489
Janus Smart Portfolio-Conservative $15
Janus Smart Portfolio-Growth $1
Janus Smart Portfolio-Moderate $1
Janus Triton Fund $331
Janus Worldwide Fund $1,651,604
Perkins Mid Cap Value Fund $23,295
Perkins Small Cap Value Fund $1,356


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $23.43
Janus Contrarian Fund $11.68
Janus Enterprise Fund $42.46
Janus Flexible Bond Fund $10.41
Janus Fund $23.96
Janus Global Life Sciences Fund $19.69
Janus Global Opportunities Fund $10.90
Janus Global Research Fund $11.38
Janus Global Technology Fund $12.56
Janus Government Money Market Fund
Janus Growth and Income Fund $26.47
Janus High-Yield Fund $8.29
Janus Money Market Fund
Janus Orion Fund $9.03
Janus Overseas Fund $38.63
Janus Research Core Fund $17.94
Janus Research Fund $22.49
Janus Risk-Managed Core Fund $10.56
Janus Short-Term Bond Fund $3.06
Janus Smart Portfolio-Conservative $11.08
Janus Smart Portfolio-Growth $10.35
Janus Smart Portfolio-Moderate $10.80
Janus Triton Fund $11.60
Janus Worldwide Fund $37.43
Perkins Mid Cap Value Fund $18.66
Perkins Small Cap Value Fund $19.48

C-Class
Janus Balanced Fund $23.40
Janus Contrarian Fund $11.65
Janus Enterprise Fund $42.36
Janus Flexible Bond Fund $10.41
Janus Fund $23.90
Janus Global Life Sciences Fund $19.64
Janus Global Opportunities Fund $10.92
Janus Global Research Fund $11.34
Janus Global Technology Fund $12.53
Janus Government Money Market Fund
Janus Growth and Income Fund $26.42
Janus High-Yield Fund $8.29
Janus Money Market Fund
Janus Orion Fund $9.01
Janus Overseas Fund $38.52
Janus Research Core Fund $17.88
Janus Research Fund $22.44
Janus Risk-Managed Core Fund $10.54
Janus Short-Term Bond Fund $3.06
Janus Smart Portfolio-Conservative $11.06
Janus Smart Portfolio-Growth $10.33
Janus Smart Portfolio-Moderate $10.77
Janus Triton Fund $11.60
Janus Worldwide Fund $37.34
Perkins Mid Cap Value Fund $18.62
Perkins Small Cap Value Fund $19.43

I-Class
Janus Balanced Fund $23.43
Janus Contrarian Fund $11.70
Janus Enterprise Fund $42.51
Janus Flexible Bond Fund $10.41
Janus Fund $23.96
Janus Global Life Sciences Fund $19.71
Janus Global Opportunities Fund $10.92
Janus Global Research Fund $11.38
Janus Global Technology Fund $12.57
Janus Government Money Market Fund
Janus Growth and Income Fund $26.48
Janus High-Yield Fund $8.28
Janus Money Market Fund
Janus Orion Fund $9.04
Janus Overseas Fund $38.67
Janus Research Core Fund $17.91
Janus Research Fund $22.50
Janus Risk-Managed Core Fund $10.57
Janus Short-Term Bond Fund $3.06
Janus Smart Portfolio-Conservative $11.10
Janus Smart Portfolio-Growth $10.37
Janus Smart Portfolio-Moderate $10.80
Janus Triton Fund $11.63
Janus Worldwide Fund $37.49
Perkins Mid Cap Value Fund $18.68
Perkins Small Cap Value Fund $19.49

J-Class
Janus Balanced Fund $23.42
Janus Contrarian Fund $11.69
Janus Enterprise Fund $42.50
Janus Flexible Bond Fund $10.42
Janus Fund $23.95
Janus Global Life Sciences Fund $19.70
Janus Global Opportunities Fund $10.95
Janus Global Research Fund $11.38
Janus Global Technology Fund $12.57
Janus Government Money Market Fund
Janus Growth and Income Fund $26.47
Janus High-Yield Fund $8.28
Janus Money Market Fund
Janus Orion Fund $9.03
Janus Overseas Fund $38.65
Janus Research Core Fund $17.91
Janus Research Fund $22.49
Janus Risk-Managed Core Fund $10.56
Janus Short-Term Bond Fund $3.06
Janus Smart Portfolio-Conservative $11.09
Janus Smart Portfolio-Growth $10.36
Janus Smart Portfolio-Moderate $10.79
Janus Triton Fund $11.60
Janus Worldwide Fund $37.49
Perkins Mid Cap Value Fund $18.67
Perkins Small Cap Value Fund $19.47

L-Class
Perkins Mid Cap Value Fund $18.79
Perkins Small Cap Value Fund $19.72

R-Class
Janus Balanced Fund $23.41
Janus Contrarian Fund $11.67
Janus Enterprise Fund $42.41
Janus Flexible Bond Fund $10.42
Janus Fund $23.91
Janus Global Opportunities Fund $0
Janus Government Money Market Fund
Janus Growth and Income Fund $26.45
Janus High-Yield Fund $8.28
Janus Money Market Fund
Janus Orion Fund $9.02
Janus Overseas Fund $38.58
Janus Research Core Fund $17.90
Janus Triton Fund $11.64
Janus Worldwide Fund $37.40
Perkins Mid Cap Value Fund $18.64
Perkins Small Cap Value Fund $19.46

S-Class
Janus Balanced Fund $23.42
Janus Contrarian Fund $11.68
Janus Enterprise Fund $42.45
Janus Flexible Bond Fund $10.42
Janus Fund $23.95
Janus Global Life Sciences Fund $19.66
Janus Global Opportunities Fund $11.02
Janus Global Research Fund $11.36
Janus Global Technology Fund $12.55
Janus Government Money Market Fund
Janus Growth and Income Fund $26.46
Janus High-Yield Fund $8.29
Janus Money Market Fund
Janus Orion Fund $9.03
Janus Overseas Fund $38.61
Janus Research Core Fund $17.92
Janus Research Fund $22.46
Janus Risk-Managed Core Fund $10.55
Janus Short-Term Bond Fund $3.06
Janus Smart Portfolio-Conservative $11.07
Janus Smart Portfolio-Growth $10.35
Janus Smart Portfolio-Moderate $10.78
Janus Triton Fund $11.60
Janus Worldwide Fund $37.43
Perkins Mid Cap Value Fund $18.66
Perkins Small Cap Value Fund $19.47